Merrill Lynch Life Insurance Company
4333 Edgewood Road NE
Cedar Rapids, IA 52499
April 6, 2009
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D Merrill Lynch IRA Annuity — Registration No. 333-91098 Merrill Lynch Investor Choice — IRA Series — Registration No. 333-119364
Commissioners:
Merrill Lynch Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended January 31, 2009, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Mailings:
Fidelity Advisor Series I: Mid Cap Growth Fund, SEC File No.: 811-01352
Semi-Annual Report Mailings:
AllianceBernstein Large Cap Growth Fund, Inc., SEC File No.: 811-06730
The American Funds—The Income Fund of America, Inc., SEC File No.: 811-01880
Davis New York Venture Fund, SEC File No.: 811-01701
Janus Adviser Series: Janus Adviser Forty, SEC File No.: 811-09885
Janus Adviser Series: Janus Adviser Mid Cap Growth Fund, SEC File No.: 811-09885
Putnam Voyager Fund, SEC File No.: 811-01682
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.
Very truly yours,

/s/ Darin Smith
Darin Smith
General Counsel